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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2002


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)


Minnesota                              001-09225                 41-0268370
(State of Incorporation)       (Commission file number)       (I.R.S. Employer
                                                             Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota                   55110-5101
(Address of principal executive offices)                           (Zip Code)


                                 (651) 236-5900
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On June 25, 2002, H.B. Fuller Company announced its earnings for the second quarter ended June 1, 2002. A copy of the press release that discusses this matter is filed as an exhibit to, and incorporated by reference in, this report.

Item 7. Financial Statements and Exhibits.

        Exhibit 99  Press Release dated June 25, 2002


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       H.B. FULLER COMPANY
                                        Date: June 25, 2002


                                       By: /s/ Richard C. Baker
                                       Richard C. Baker, Vice President,
                                        General Counsel and Corporate Secretary